Exhibit 10.11
FIRST AMENDMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 10, 2025, to the Credit Agreement referenced below is by and among CAVCO INDUSTRIES, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”), dated as of November 12, 2024; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

1.Amendments to Credit Agreement. The Credit Agreement is amended as follows:

2.1 Section 7.04 of the Credit Agreement is hereby amended and restated to read as follows:

Merge, dissolve, liquidate or consolidate with or into another Person, except that, so long as no Default exists or would result therefrom:
i.any Subsidiary may merge with (i) the Borrower; provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Guarantor is merging with another Subsidiary, a Guarantor shall be the continuing or surviving Person;
ii.any Loan Party may dispose of all or substantially all of its assets (upon dissolution or otherwise) to the Borrower or to another Loan Party;
iii.any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any disposition that is in the nature of a dissolution) to (i) another Subsidiary that is not a Loan Party or (ii) to a Loan Party; and
iv.in connection with any Permitted Acquisition, the Borrower or any Subsidiary of may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) if the Borrower is a party to such transaction, the Borrower is the continuing or surviving Person and

Exhibit 10.11
(ii) if the Borrower is not a party to such transaction and a Guarantor is a party to such transaction, a Guarantor is the surviving Person;
provided that, for the avoidance of doubt, neither the Borrower nor any Subsidiary shall merge, dissolve, liquidate or consolidate with or into any Excluded Subsidiary.

1.Condition Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties, the Required Lenders and the Administrative Agent.
2.Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

1.Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and in each other Loan Document are true and correct all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect which such representation and warranty shall be true and correct in all respects, as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and (b) no Default exists as of the date hereof.

1.Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge, or constitute or establish a novation with respect to, such Loan Party’s obligations under the Loan Documents.

1.Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and extend to the Credit Agreement as amended by this Amendment and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

1.No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Loan Documents (including the Guaranty and indemnity of each Guarantor) shall remain in full force and effect.

1.Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

1.Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

Exhibit 10.11

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER: CAVCO INDUSTRIES, INC.,
a Delaware corporation

By:
Name: Allison K. Aden
Title: Chief Financial Officer

GUARANTORS: DEMING MANUFACTURED HOMES, L.L.C.,
a New Mexico limited liability company
ELLIOTT HOMES, LLC,
an Oklahoma limited liability company
ELLIOTT MANUFACTURED HOMES, INC.,
an Oklahoma corporation
KESTERSON RETAIL LLC,
a Texas limited liability company
SH ACQUISITIONS, LLC,
a Delaware limited liability company
SOLITAIRE HOME TRANSPORT, L.P.,
a Texas limited partnership
SOLITAIRE MANUFACTURED HOMES, L.L.C.,
an Oklahoma limited liability company
SOLITAIRE HOMES, LLC,
a Texas limited liability company

By:
Name: Allison K. Aden
Title: Executive Vice President, Chief Financial Officer and Treasurer

COMMODORE HOMES, LLC,
a Delaware limited liability company
DESTINY HOMES, LLC,
a Delaware limited liability company
FAIRMONT HOMES, LLC,
a Delaware limited liability company
PALM HARBOR HOMES, INC.,
A Delaware corporation
PALM HARBOR VILLAGES, INC.,
A Delaware corporation
R-ANELL HOUSING GROUP, LLC,
a North Carolina limited liability company

Exhibit 10.11

By:
Name: Steven K. Like
Title: Senior Vice President

[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDERS: BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title: